Exhibit 99.1

Building a U.S. Based AI Robotics and Data Collection Platform Connecting Intelligent Robotics, U.S. Data Collection Center, and Hyperscale Data’s Powered Data Center APRIL 2026

P 2 DISCLOSURE FORWARD LOOKING STATEMENTS This presentation and other written or oral statements made from time to time by representatives of Hyperscale Data, Inc . (“ Hyperscale Data ” or the “ Company ”) contain “ forward - looking statements ” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 ; as amended . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2025 (the “ 2025 Annual Report ”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www . sec . gov) . Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the 2025 Annual Report . Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products . Hyperscale Data Investor Contact: IR@hyperscaledata.com or 1 - 888 - 753 - 2235

P 3 OMNIPRESENT ROBOTICS LAUNCHING INTELLIGENT AI ROBOTICS AND DATA COLLECTION Omnipresent Robotics, LLC (“ Omnipresent ” or “ OMNI ”) has entered into a strategic partnership agreement (the “ Agreement ”) with AGIBOT PTE . LTD (“ AGIBOT ”) to collaborate on deployment and commercialization of artificial intelligence (“ AI ”) robotics systems and data collection initiatives Executed the Agreement with AGIBOT . Expect to sign purchase orders for AGIBOT G 2 robots displayed on this slide . Display of AGIBOT G2 Robots expected to be ordered by OMNI “Images, renderings, timelines, and development plans contained herein are illustrative only, are based on current expectatio ns, and are subject to change. No assurance can be given that any proposed facility, product, partnership, expansion, or commercial outcome will be completed or achieved as presented.” What OMNI has done so far Identified approximately 100 , 000 square feet within the Company’s Michigan facility for robotics operations, teleoperated data collection, and related compute workflows . What OMNI intends to do next Launch teleoperation and data collection operations . Begin pilot deployments with commercial partners . Advance commercialization of validated robotics data workflows in North America .

P 4 STRATEGICAL INTEGRATION WITH HYPERSCALE’S LONG TERM GROWTH PLAN SPANNING FROM DIGITAL INFRASTRUCTURE TO AI The Company, through Omnipresent, is positioning itself at the forefront of AI and digital infrastructure and this Agreement is an important step in expanding its abilities in AI and robotics . The AGIBOT G 2 robots will be the frontrunner of data collection in the U . S . at scale . Revenue and Market Opportunity ▪ Frontier labs, the leading edge, newest and most capable models, and Hyperscalers require significant amounts of teleoperated data to improve embodied AI and robotics models . ▪ Raw data alone is not enough ; buyers want proof that the data improves model performance . ▪ OMNI can validate data value by using adjacent data center compute to train smaller models on collected datasets and demonstrate measurable model improvement . ▪ Initial plan : Selling validated teleoperated data into a market with strong demand . ▪ Long - term plan : Using validated data to support proprietary model development which the Company expects would generate additional software revenue . ▪ Omnipresent is currently AGIBOT’s sole North American partner . ▪ Active discussions to build an initial dataset of approximately 100 , 000 hours through strategic partnerships, combining teleoperated and egocentric data collection workflows . ▪ The Company hopes to add a new revenue stream once it establishes a system of data monetization and intelligent robotics sales under the Omnipresent brand . ▪ The expansion beyond Bitcoin mining and traditional hosting/High Performance Computing (“ HPC ”) should contribute to a more diversified revenue base for the Company . Hyperscale Data, through Omnipresent, expects to establish an embodied AI robotics data collection center in partnership with AGIBOT . Exact specifications of AGIBOT G2 at AGIBOT Innovation (Shanghai) Technology Co., Ltd.   - AGIBOT Innovation (Shanghai) Technology Co., Ltd.

P 5 STRATEGICAL INTEGRATION WITH HYPERSCALE’S LONG TERM GROWTH PLAN SPANNING FROM DIGITAL INFRASTRUCTURE TO AI ( CONT’D ) Structural Gap in Physical AI Training Data Creates a Significant Commercial Opportunity ▪ The physical AI training data market remains materially under - supplied and represents one of the most significant unmet needs in artificial intelligence today . ▪ Publicly available robotics and embodied AI datasets currently amount to only a few thousand hours of interaction data, which is only a small fraction of what is believed to be required for commercial - grade performance . ▪ Industry estimates suggest that generalist embodied AI models may require ~ 1 million to 100 + million hours of high - quality real - world training data to operate reliably across diverse environments . ▪ Leading efforts in the sector have pointed to 100 million hours as a benchmark for robust generalization, while large - scale physical AI models already in market have reportedly been trained on tens of millions of hours of real - world data . ▪ The gap between existing open - source data supply and the volumes required by large platform and enterprise customers highlights a clear and substantial market opportunity . ▪ The Company’s strategy is to address this shortage by building scaled data infrastructure designed to support the next generation of physical AI model development .

STRATEGICAL INTEGRATION WITH HYPERSCALE'S LONG TERM GROWTH PLAN

AGIBOT G2 ROBOTS EXPECTED TO BE PURCHASED BY OMNIPRESENT

G2's for Data Collection & Development Facility


Head RGB-D Camera
• Depth Perception
Interactive Display
• Facial Expression Interaction
Stereo Camera
• Depth Video Capture
Computing Board
• NVIDIA Jetson T5000 2070 TFLOPS (FP4)
Wrist RGB-D Camera
• Depth Perception
Dexterous Hand (Optional)
• Up to 19 DOF
• 3D Tactile Sensing
• Supports Quick Replacement
Chassis
• Speed: 1.5 m/s
• In-place Rotation & Omnidirectional Movement
Microphone Array
Sound Source Localization •
Noise Reduction & Echo Cancellation •
Speaker
8W •
7-DOF Arm
5kg Payload •
Full Joint Torque Sensing •
2-DOF Leg
• Folding and Lifting
Ultrasonic Sensor ×8
• Short-Range Obstacle Detection
Battery ×2
• Hot-Swappable
• Automatic Recharging
Fisheye Camera Array
360° Surround View •
3-DOF Neck
Roll, Pitch, Yaw •
Wireless Terminal
Detachable •
Network Port
10G •
Emergency Stop & Power Button
Emergency Stop •
Control System On/Off •
3-DOF Waist
Roll, Pitch, Yaw •
Lidar ×2
360° Coverage •
Main Power Switch
Total System Power On/Off •
Charging Port
Optional Charging Dock •

1. Schematic for reference only, actual product may vary.
2. End-effectors (e.g., 012 Dexterous Hand, OmniPicker) are optional extras.

Please find the exact specifications of AGIBOT G2 at AGIBOT Innovation (Shanghai) Technology Co., Ltd.-AGIBOT Innovation (Shanghai) Technology Co., Ltd.

AGIBOT G2 Overview

- Industrial-grade interactive robot designed for embodied operation.
- Positioned for precision tasks, human-like motion, and interactive workflows.
- Built with automotive-grade components and full-machine protection.
- Combines manipulation, mobility, and human interaction in a single platform.

Core Product Strengths

- High-precision force-control operation with sub-millimeter assembly capability.
- Human-like movement with **26 total degrees of freedom.**
- Interactive features include facial animation, multi-user conversation, and eye-gaze tracking.
- Built to industrial-grade standards for stable, repeatable operation.

Manipulation and Mobility

- **7-Degrees of Freedom ("DOF" force-control arm** with torque sensing and rated payload of **5 kg.**
- **3-DOF waist + 2-DOF legs** to expand working range and adaptability.
- Omnidirectional chassis with 4-steerable-wheel design.
- Supports in-place rotation, all-direction movement, and crab-walk mobility.

MNI

P6

P 7 ROBOTICS AS A MARKET ROBOTICS IS BECOMING A MAJOR INDUSTRIAL GROWTH MARKET International Federation of Robotics (the “IFR”) ▪ The IFR states that 542 , 000 industrial robots were installed globally in 2024 , more than double the level 10 years earlier, and it expects installations to keep rising, with 575 , 000 in 2025 and more than 700 , 000 by 2028 . IFR also says the market value of industrial robot installations reached a record $ 16 . 7 billion . 1 1. World Robotics 2025 report – INDUSTRIAL ROBOTS – released by IFR - International Federation of Robotics 2. https://www.morganstanley.com/insights/articles/humanoid - robot - market - 5 - trillion - by - 2050 Morgan Stanley Research ▪ Morgan Stanley Research estimates the humanoid robotics market is likely to reach $ 5 trillion by 2050 2 , plus related supply chains as well as repair, maintenance and support . Additionally, Morgan Stanley Research believes there could be more than 1 billion humanoids in use by 2050 . 2

P 8 REVENUE STREAMS, DIFFERENTIATION, AND ROBOTICS FACILITY PLANNING TO SUPPORT TELEOPERATED DATA COLLECTION, MODEL VALIDATION, AND COMPUTE - INTEGRATED ROBOTICS OPERATIONS Anticipated Revenue Streams ▪ Teleoperated Data Collection . ▪ Validation of the Data . ▪ Visual Model Training Support . ▪ Compute / hosting / inference tied to robotics workloads . ▪ Service, maintenance, upgrades, and support . ▪ Enterprise and institutional deployments . ▪ Robotics sales across North America . Robotics Models Teleoperated Data Collection Deployment Robotics Data Collection & Development Facility ▪ Robot bays with allocated demo area . ▪ Visual model training environment . ▪ Warehouse and industrial simulation zones . ▪ Engineering and repair designated areas . ▪ Data capture and edge compute integration . ▪ Phased buildout schedule . Michigan Talent & Workforce Strategy ▪ Omnipresent hopes to create more than 500 new jobs over the next three years to support its operations with roles such as robotics engineers, AI data specialists, and operational staff being offered . ▪ Omnipresent intends to work with local government to create a mutually beneficial relationship and long - term partnership as demand for AI robotics and data collection accelerates . Strategic Partnership Agreement Launch robotics division with established facility design / site plan Begin pilot deployments, data collection, model training support, simulation workflows Begin demonstrations / first sales activity, and compute integrate robotics deployment April 16, 2026 Q2 Expected Q2/Q3 Expected Q3/Q4 Expected

P 9 CURRENT STATE OF DATACENTER Michigan Site: Strategic Infrastructure for Robotics Data Collection and AI Workload Non - Mining Operations Mining Operations 617 , 000 SQUARE - FOOT MICHIGAN FACILITY POSITIONED TO SUPPORT EMBOFIED AI AND ROBOTICS DATA OPERATIONS Asset Highlights – Space, Connectivity and Security Space : ▪ 34 . 5 acre fenced campus with expected expansion to 83 acres 1 . ▪ Approximately 617 , 000 sq ft under roof . ▪ Steel and concrete construction . ▪ Approximately 100,000 sq ft of renovated space to support robot testing facility Connectivity: ▪ Multi - carrier, geographically diverse, dedicated fiber, low latency. Security: ▪ 24x7 onsite team, multiple surveillance and access control techniques, physical deterrents. ▪ Collaboration with local police and fire. Asset Highlights - Power ▪ Dual fed utility substation . ▪ Current power up to 30 megawatts (“ MW ”) energized . ▪ The Company believes there is potential to expand 300 MW over time . ▪ Potential for “off grid” power via natural gas system . This site matters because it supports teleoperated data collection at scale, enables adjacent compute for model validation and training support, provides the simulation, inference, and storage infrastructure required for large robotics datasets, and creates an integrated U . S . - based operating environment for robotics and AI workflows . 1 . The Company announced an agreement to acquire an additional approximately 48 . 5 acres on March 30 , 2026 .

P 10 CONVERSION PLAN GLOBAL ADDRESSABLE MARKET Total Global Addressable Market Between Goldman Sachs estimates that the humanoid robotics market could reach $ 38 billion by 2035 1 , and Morgan Stanley Research estimates of $ 5 trillion by 2050 2 , OMNI has a strong belief in the future of embodied AI and humanoid robotics . 1. The global market for humanoid robots could reach $38 billion by 2035 | Goldman Sachs 2. https://www.morganstanley.com/insights/articles/humanoid - robot - market - 5 - trillion - by - 2050 OMNI intends to target the market for embodied AI training infrastructure, which OMNI believes encompasses real - world robotics data collection, teleoperation, simulation validation, synthetic - to - real transfer, post - training, and physical - world evaluation . OMNI has a goal of capturing a meaningful share this market in the coming years through meticulous execution and operational excellence, as well as through significant partnerships such as the Agreement with AGIBOT . 0 5 10 15 20 25 30 35 40 2025 2030 2035 2040 TAM Growth In Billions $